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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 1, 2000



                           PREMIER LASER SYSTEMS, INC.
              (Exact name of registrant a specified in its Charter)

            California                                 0-25242                           33-0472684
---------------------------------        ---------------------------------        ----------------------
  (State or other jurisdiction               (Commission File Number)                  (IRS Employer
        of incorporation)                                                            Identification No.)



                       3 Morgan, Irvine, California 92618
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      (949) 859-0656
                                                     -------------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

Furlough
--------

         On March 1, 2000, the Company placed all but 9 of its employees on unpaid leave in order to address short term liquidity issues. The Company has been unable to obtain financing that would enable it to continue operating and has been required to suspend operations. The Company is pursuing the sale of certain of its intellectual property assets in order to raise cash and provide the Company an opportunity to restructure. It is likely that the Company will need to file for bankruptcy protection in the near future in order to protect the Company from creditor action while it pursues potential transactions.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2000               PREMIER LASER SYSTEMS, INC.


                                  By: /s/ Robert V. Mahoney
                                      ------------------------------------------
                                      Robert V. Mahoney, Chief Financial Officer